SPECIAL ISSUE
                                FINANCIAL REPORT


                                                                     Winter 1999

                      VIRGINIA SNAP(SM) SEMI-ANNUAL REPORT

SNAP(sm) In Review
WELCOME TO 1999! WE ARE HAPPY TO PROVIDE THE FINANCIAL STATEMENTS FOR THE SNAP(SM) FUND--A SERIES OF MENTOR INSTITUTIONAL TRUST.

PERFORMANCE
For the six-month period ended December 31, 1998, performance of the SNAP(sm) Fund continued to exceed that of its benchmark, the Donoghue First Tier Taxable Institutional Average, ("the average").* Annualized total return for the SNAP(sm) Fund for the six-month period was 5.39%, net of expenses, compared to 5.11% for the average, which is also net of expenses. The annualized monthly return for the period ended December 31, 1998 on the SNAP(sm) Fund and the average were 5.22% and 4.87%, respectively.**

GIVEN THE NATURE AND EXTENT OF THE NEGATIVE INFLUENCES COMING TO BEAR, THE PERFORMANCE OF THE U.S. ECONOMY AND FINANCIAL MARKETS OVER THE PAST YEAR CAN ONLY BE CONSIDERED REMARKABLE.

As of December 31, 1998, the Fund's average maturity was 43 days, short of our recent targeted range of 50-55 days due to heavy investments over the year-end. Our targeted range has been lowered from the 55-60 days or more we observed during most of the year. The reason for this shortening is that we feel the current outlook for rates is more uncertain than usual, and that rates could well go in either direction during 1999.+




Returns As Of 12/31/98      Annualized        Annualized
                          Monthly Return     6 MTD Return

SNAP(sm) Fund-Net of Fees      5.22%             5.39%
High-Quality Taxable
Institutional Average          4.87%             5.11%

                            Annualized        Annualized
                          Monthly Return     6 MTD Return

SNAP(sm) Fund-Gross of Fees    5.33%             5.51%
High-Quality Taxable
Institutional Average          5.25%             5.48%





ECONOMIC OUTLOOK
Given the nature and extent of the negative influences coming to bear, the performance of the U.S. economy and financial markets over the past year can only be considered remarkable. We have witnessed the collapse or near-collapse of several major world economies, including Japan and Russia. Indeed, Russia defaulted on its debt and only a rescue by the International Monetary Fund prevented several other defaults. The world's financial system clearly was placed under severe strain. We have also witnessed a major and ongoing military confrontation between the U.S. and Iraq, and have suffered through a major government scandal in this country culminating in the impeachment of the President.

CONTINUED ON PAGE 2

 *DONOGHUE FIRST TIER TAXABLE INSTITUTIONAL AVERAGE RETURN FOR THE 12-MONTH
  PERIOD IS PROVIDED BY IBC FINANCIAL DATA, INC.
**PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT
  RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
 +WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN
  ACCORDANCE WITH THE INVESTMENT PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL.

CONTINUED FROM FRONT PAGE

Despite these hostile factors, and an expansion which was already setting longevity records, our economy remained on a remarkably even keel throughout the quarter and year just ended. Activity continued to forge ahead at a pace adequate to keep employment and capacity utilization at very high levels, yet not so rapid as to give rise to inflation. Early in the year, the Federal Reserve stood poised to raise rates as a preventive measure against an outbreak of inflation, but as the year progressed and the threat from weak overseas economies grew, the Fed's position shifted to one of easing rates. During the fourth quarter the Fed lowered rates three times by 0.25%, for a total of 0.75%. The medicine seems to be having the desired effect, as current indicators show continued strength with little or no evidence of the "Asian flu."

Like the other U.S. financial markets, the money markets turned in a strong performance for the quarter and the year. Led by U.S. Treasuries, yields generally declined throughout the year. Early on, this strength was primarily a function of a "flight to quality" as investors sought the safety of shorter maturities, especially short-term U.S. Government securities. During this time, spreads between Treasuries and other instruments widened significantly. Adding to the strength was a growing feeling that the Fed would eventually have to ease rates in response to the international crisis. Later in the year, when the Fed did indeed assume a policy of easing, rates on all money market instruments dropped accordingly. Perhaps reflecting a slowdown in the flight to quality, yields on Treasuries did not drop as much, so that their spread over other instruments narrowed somewhat. We ended the year with money market rates about 0.75% lower than where we began. Approximately half of that reduction occurred in the fourth quarter.

LIKE THE OTHER U.S. FINANCIAL MARKETS, THE MONEY MARKETS TURNED IN A STRONG PERFORMANCE FOR THE QUARTER AND THE YEAR.

Early in 1998, we recognized that it was unlikely that the Fed would raise rates given what was then occurring around the world. Indeed, we could see a scenario developing in which the Fed would have to reduce rates to preserve an acceptable rate of growth in this country. Accordingly, we adopted a strategy of managing the funds to an average maturity of 55-60 days, the outer end of our normal range. Commensurate with this we decided to tighten our already high quality standards even further, particularly regarding overseas exposure and specifically exposure to troubled areas of the world.

We enter 1999 at a crossroads. After cutting rates three times during the fourth quarter, the Fed is likely to adopt a "wait and see" attitude for at least a while before taking additional action. Based on recent indications, the economy appears to be shaking off some minor effects of the world slowdown, and as of now seems to be moving ahead at a reasonable pace. Also, world economies and markets in general seem to be entering the new year on a more stable note. If these factors continue, then the Fed may well move to a position of neutrality which could continue until inflationary pressures appear. In other words, from an outlook for "stable to down" rates, we seem to have moved a step closer to an outlook for "stable to up" rates. Accordingly, we have shortened our target average maturity range from 55 to 60 days to 50 to 55 days, and may shorten further if these trends continue.

           Thank You To Our July--December 1998 SNAP(sm) Participants

Botetourt County
Carroll County
City of Chesapeake
City of Covington
City of Hopewell
City of Norfolk
City of Portsmouth
Commonwealth of Virginia
County of Fluvanna
County of Loudoun
County of Westmoreland
County of Wythe
Medical College of Virginia
Prince Edward County
Roanoke Valley Juvenile Detention Center
Tazewell County
University of Virginia
Virginia College Building Authority
Virginia Public School Authority

                       The 1999 SNAP(sm) Users' Conference
                 CELEBRATING "THE TENTH ANNIVERSARY OF SNAP(SM)"

   We are pleased to host our annual conference on April 16, 1999, from 9 a.m. to 4 p.m., at the Jefferson Hotel in Richmond, Virginia. The theme of this years' conference will be "The Tenth Anniversary of SNAP,sm" and will offer a multitude of opportunities for interaction with other users. We have planned a full day of discussion including many current topics relating to the investment of bond proceeds. Attendees are invited to join us for a continental breakfast and a seated luncheon. Invitations providing additional information and a complete agenda are to follow. We look forward to seeing you at the Jefferson!

[PHOTO]

[PHOTO]

Mentor Has Moved
On February 22, 1999, Mentor Investment Group moved into its new headquarters. We are now located in the East Tower of Riverfront Plaza. Please note, all correspondence should be sent to:
951 East Byrd Street
P. O. Box 1357
Richmond, VA 23218-1357

Treasurer's Day Reception

At the commencement of the 1999 Session of the Virginia General Assembly, Mentor Investment Group hosted a Treasurer's Day Reception January 17 at the Richmond Marriott. Treasurers from across the state attended, along with representatives from SNAP(sm), Mentor Investment Group.

Let Us Know How We Are Doing
Please watch for the 1999 SNAP(sm) Participant Survey included with your February statement. As always, your responses assist us in finding ways to enhance the SNAP(sm) Program and better service the needs of all participants. Response is easy! Just complete and return the survey by March 26, 1999. Accompanying the survey will be an envelope for return to the Department of the Treasury. In addition to helping Mentor enhance the SNAP(sm) program, representatives from the Treasury Department will also benefit from your feedback. This is a great way to have your voice heard and we encourage your participation. We appreciate your time and effort in completing the survey.

SNAP(sm) Fund
Portfolio of Investments
December 31, 1998 (Unaudited)

------------------------------------------------------------------------------------------------------------------------
                                                                      Percent of          Principal               Value
                                                                      Net Assets            Amount              (Note 2)
------------------------------------------------------------------------------------------------------------------------
Bankers Acceptances                                                      0.95%
NationsBank, 5.41%, 8/02/99 (c) (d)                                                 $   10,000,000         $   9,679,908
------------------------------------------------------------------------------------------------------------------------

Bank Notes                                                              25.36%
Banc One
     5.55%, 1/29/99 (d)                                                                 20,000,000            19,999,264
     5.55%, 2/26/99 (d)                                                                 20,000,000            19,996,029
Bank of America, 5.65%, 1/07/99                                                         20,000,000            20,000,228
Bank of New York
     5.53%, 2/25/99 (d)                                                                 20,000,000            19,997,975
     5.66%, 6/17/99 (d)                                                                 20,000,000            19,993,595
FCC National Bank, 5.74%, 5/07/99 (d)                                                   20,000,000            19,996,033
First Tennessee Bank, N.A.
     5.70%, 4/15/99 (d)                                                                 25,000,000            24,996,581
     5.65%, 7/09/99 (d)                                                                 15,000,000            14,996,278
Greenwood Trust Company, 5.27%, 1/15/99                                                 20,000,000            20,000,000
Harris Trust, 5.50%, 1/22/99                                                            40,000,000            40,000,000
Key Bank, N.A., 4.87%, 1/14/99 (b) (d)                                                  25,000,000            24,999,631
Morgan Guaranty Trust
     5.71%, 1/08/99                                                                      2,000,000             2,000,057
     5.71%, 1/08/99 (d)                                                                 12,100,000            12,099,911
------------------------------------------------------------------------------------------------------------------------
Total Bank Notes                                                                                             259,075,582
------------------------------------------------------------------------------------------------------------------------

Certificates of Deposit                                                 13.21%
  Bank of Montreal, 5.21%, 1/29/99                                                      30,000,000            30,000,000
  Bankers Trust Company, 5.69%, 7/27/99 (d)                                             15,000,000            14,995,110
  Canadian Imperial Bank, 5.38%, 1/08/99                                                40,000,000            40,000,000
  Mellon Bank, 5.25%, 2/03/99                                                           30,000,000            30,000,000
  Rabobank Nederland NV, 5.70%, 4/20/99                                                 20,000,000            20,007,467
------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                135,002,577
------------------------------------------------------------------------------------------------------------------------

Commercial Paper (d)                                                    31.58%
  Centric Capital Corporation, 5.45%, 2/01/99 (a)                                       24,000,000            23,887,367
  Corporate Receivables Corporation, 5.27%, 2/05/99 (a)                                 30,000,000            29,846,291
  Ford Motor Credit, 5.16%, 1/22/99                                                     30,000,000            29,909,700
  Greenwich Funding Corporation, 5.55%, 1/11/99 (a)                                     28,000,000            27,956,833
  Merrill Lynch, 5.26%, 1/29/99                                                         20,000,000            19,918,178
  Mont Blanc Capital Corporation, 5.24%, 1/19/99 (a)                                    31,000,000            30,918,780
  Monte Rosa Capital Corporation, 5.30%, 2/19/99 (a)                                    30,000,000            29,783,583
  Repeat Offering Securitization Entity, 5.44%, 2/26/99 (a)                             30,000,000            29,746,133
  Rincon Securities, Inc.
     5.20%, 1/27/99                                                                     11,000,000            10,958,689
     5.20%, 1/28/99                                                                     20,000,000            19,922,000

SNAP(sm) Fund
Portfolio of Investments
December 31, 1998 (Unaudited)

------------------------------------------------------------------------------------------------------------------------
                                                                      Percent of          Principal               Value
                                                                      Net Assets            Amount              (Note 2)
------------------------------------------------------------------------------------------------------------------------
Commercial Paper (d) (Continued)
   Special Purpose Accounts Receivable
     5.27%, 1/28/99 (a)                                                                $20,000,000           $19,920,950
     5.45%, 1/29/99 (a)                                                                 20,000,000            19,915,222
   Trident Capital Finance, 5.65%, 1/07/99 (a)                                          30,000,000            29,971,750
------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                       322,655,476
------------------------------------------------------------------------------------------------------------------------

Corporate Notes                                                          2.94%
   Bankers Trust Company, 4.95%, 8/06/99, (c) (d)                                       10,000,000             9,991,654
   Goldman Sachs Group, 5.35%, 5/11/99                                                  20,000,000            20,000,000
------------------------------------------------------------------------------------------------------------------------
Total Corporate Notes                                                                                         29,991,654
------------------------------------------------------------------------------------------------------------------------

U.S. Government Agencies                                                 9.68%
Federal Home Loan Mortgage Corporation
     5.04%, 2/10/99 (d)                                                                 50,000,000            49,720,000
     4.90%, 3/05/99 (d)                                                                 20,000,000            19,828,500
Federal National Mortgage Association
        5.41%, 2/23/99 (d)                                                              10,000,000             9,998,634
     5.45%, 4/15/99 (d)                                                                 14,400,000            14,390,165
Student Loan Marketing Association
        4.848%, 1/13/99 (b)                                                              5,000,000             5,000,000
------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                                                98,937,299
------------------------------------------------------------------------------------------------------------------------

Variable Rate Demand Notes                                               7.13%
   Catholic Health Initiative, 5.70%, 12/01/27 (b)                                      32,800,000            32,800,000
   Virginia State Housing Development Authority,
        Series A, 6.00%, 1/01/47 (b)                                                    40,000,000            40,000,000
------------------------------------------------------------------------------------------------------------------------
Total Variable Rate Demand Notes                                                                              72,800,000
------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement                                                     8.06%
Goldman, Sachs & Company
   Dated 12/31/98, 5.09%, Due 1/04/99; collateralized by $99,349,265
   (original face value) Federal National Mortgage Association,
   6.00% - 6.50%, 5/01/02 - 1/01/29; market value $88,284,439                           82,352,483            82,352,483
------------------------------------------------------------------------------------------------------------------------
                                                                                     1,012,652,483
Total Investments (cost $1,010,494,979)                                 98.91%                             1,010,494,979
------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                            1.09%                                11,132,114
------------------------------------------------------------------------------------------------------------------------

Net Assets                                                             100.00%                            $1,021,627,093
------------------------------------------------------------------------------------------------------------------------

SNAP(sm) Fund
Portfolio of Investments
December 31, 1998 (Unaudited)

(a) These are securities that may be resold to qualified institutional buyers under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(b) Floating Rate Securities- The rates shown are the effective rates at December 31, 1998.

(c) These securities are illiquid because they can not be resold within seven business days from December 31, 1998.

(d) These securities are traded at a discount. The rates shown represent the discount received at the time of purchase by the Fund.

See notes to financial statements.

SNAP(sm) Fund
Statement of Assets and Liabilities
December 31, 1998 (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at amortized cost (Note 2)
   Investment securities                                                                                $     928,142,496
   Repurchase agreements                                                                                       82,352,483
-------------------------------------------------------------------------------------------------------------------------
             Total investments                                                                              1,010,494,979
-------------------------------------------------------------------------------------------------------------------------

     Dividends and interest receivable                                                                         11,052,475
     Organizational expenses (Note 2)                                                                             129,963
-------------------------------------------------------------------------------------------------------------------------
             Total assets                                                                                   1,021,677,417
-------------------------------------------------------------------------------------------------------------------------

Liabilities
     Accrued expenses and other liabilities                                                                        50,324
-------------------------------------------------------------------------------------------------------------------------
             Total liabilities                                                                                     50,324
-------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                 $1,021,627,093
-------------------------------------------------------------------------------------------------------------------------

Shares Outstanding                                                                                          1,021,627,093
Net Asset Value per Share                                                                               $            1.00
-------------------------------------------------------------------------------------------------------------------------

Statement of Operations
Six Months Ended December 31, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------

Investment income
     Interest                                                                                           $      29,703,607
-------------------------------------------------------------------------------------------------------------------------

Expenses
   Advisory fees (Note 3)                                                                                         437,417
   Amortization of organizational expenses (Note 2)                                                                50,968
   Custodian and accounting fees (Note 3)                                                                          36,254
   Registration expenses                                                                                           10,444
   Legal fees                                                                                                       9,725
   Audit fees                                                                                                       8,066
   Miscellaneous                                                                                                   17,268
-------------------------------------------------------------------------------------------------------------------------
         Total expenses                                                                                           570,142
-------------------------------------------------------------------------------------------------------------------------

Net investment income                                                                                          29,133,465
-------------------------------------------------------------------------------------------------------------------------

Net increase in net assets
   resulting from operations                                                                            $      29,133,465
-------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

SNAP(sm) Fund
Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months Ended
                                                                         December 31, 1998                  Year Ended
                                                                            (Unaudited)                    June 30, 1998
------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
Operations
   Net investment income                                              $    29,133,465                 $     56,812,442
------------------------------------------------------------------------------------------------------------------------
   Increase in net assets resulting
     from operations                                                       29,133,465                       56,812,442
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
   From net investment income                                             (29,133,465)                     (56,812,442)
------------------------------------------------------------------------------------------------------------------------

Capital share transactions (at $1.00 per share)
   Net proceeds from sale of shares                                       490,391,533                    1,468,606,191
   Reinvested distributions                                                29,133,465                       56,812,442
   Cost of shares redeemed                                               (581,262,194)                  (1,487,637,145)
------------------------------------------------------------------------------------------------------------------------
     Net change in net assets resulting from
      capital share transactions                                          (61,737,196)                      37,781,488
------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                                   (61,737,196)                      37,781,488

Net Assets
   Beginning of period                                                  1,083,364,289                    1,045,582,801
------------------------------------------------------------------------------------------------------------------------
   End of period                                                       $1,021,627,093                   $1,083,364,289
========================================================================================================================

See notes to financial statements.

SNAP(sm) Fund
Financial Highlights

------------------------------------------------------------------------------------------------------------------------------

                                                     Six Months Ended                                               Period
                                                    December 31, 1998      Year Ended          Year Ended          Ended (b)
                                                       (Unaudited)        June 30, 1998       June 30, 1997      June 30, 1996
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                 $      1.00         $       1.00       $       1.00       $       1.00
------------------------------------------------------------------------------------------------------------------------------

Income from investment operations
Net investment income                                       0.03                 0.06               0.05 **            0.05 **
------------------------------------------------------------------------------------------------------------------------------

Distributions from net investment income                   (0.03)               (0.06)             (0.05)**           (0.05)**
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $       1.00         $       1.00        $      1.00        $      1.00
------------------------------------------------------------------------------------------------------------------------------

Total Return                                                2.75%                5.71%              5.51%              5.29%
------------------------------------------------------------------------------------------------------------------------------
Ratios / Supplemental Data
Net assets, end of period (in thousands)              $1,021,627           $1,083,364         $1,045,583        $   954,777

Ratio of expenses to average net assets                     0.11%  (a)           0.11%              0.11%              0.12% (a)

Ratio of net investment income to average
   net assets                                               5.40%  (a)           5.56%              5.38%              5.53% (a)
------------------------------------------------------------------------------------------------------------------------------

(a) Annualized.

(b) For the period from July 24, 1995 (commencement of operations as a registrant under the Investment Company Act of 1940) to June 30, 1996.

** Includes net realized capital gains which were less than $0.005 per share.

See notes to financial statements.

SNAP(sm) Fund
Notes to Financial Statements
December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Note 1: Organization
SNAP(sm) Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is a series of shares of beneficial interest of Mentor Institutional Trust, a Massachusetts business trust. Prior to July 24, 1995, the Fund was known as the Mentor Limited Duration Portfolio and had no shares outstanding. On July 24, 1995, net assets of the Virginia State Non-Arbitrage Program (SNAP) in the amount of $628,335,685 were exchanged for shares of the Fund.

Note 2: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Valuation of Securities
Investments are stated at amortized cost, which approximates market value as permitted by Rule 2a-7 of the Investment Company Act of 1940. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. Net asset value per share is determined each business day for the Fund and is calculated by dividing net asset value by the number of shares outstanding at the end of each business day.

(b) Repurchase Agreements
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's possession all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers which are deemed by the Fund's investment advisor to be credit-worthy, only pursuant to guidelines established by the Board of Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral.

(c) Investment Transactions
Investment transactions are accounted for on trade date and the cost of investments sold is determined by use of the specific identification method.

(d) Interest Income and Expenses
Interest income is recorded on the accrual basis as earned and includes amortization of premiums and discounts on investments. Expenses arising in connection with the operation of the Fund are recorded on the accrual basis as incurred and paid from the assets of the Fund.

(e) Organizational Expenses
Organizational expenses are related to costs incurred in connection with the registration of the Fund as a management investment company. Such expenses are being amortized on a straight-line basis over 60 months.

(f) Distributions to Shareholders
Dividends, equal to the net investment income plus or minus any net realized gains or losses, are declared daily and paid monthly.

(g) Federal Income Taxes
No provision for federal income taxes has been made as it is the Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

Note 3: Investment Management Fees
The Fund has entered into an Investment Management and Advisory Agreement with Mentor Investment Advisors, LLC ("Mentor Advisors") to provide investment advisory services to the Fund. The Fund pays advisory fees to Mentor Advisors monthly at the following annual rates expressed as a percentage of the average daily net assets of the Fund:
                                    Average Daily Net Assets           Rate
                                    ------------------------           ----
                                    First   $500 million               0.09%
                                    Next    $250 million               0.08%
                                    Next    $250 million               0.07%
                                    Next    $250 million               0.06%
                                    Over    $1.25 billion              0.05%

SNAP(sm) Fund
Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC, which is in turn a partially owned subsidiary of Wheat First Union and EVEREN Capital Corporation. EVEREN Capital Corporation owns 20% of the outstanding interest in Mentor Investment Group, LLC.

Note 4: Governmental Accounting and Financial Reporting for Investments and Investment Pools
Governmental accounting standards state that credit risk is the risk that an Investor may not be able to obtain possession of its investment instrument or collateral at maturity. A portfolio of a subject entity is required to be characterized into certain categories. Risk category 1 includes investments that are insured or registered or for which the securities are held by the Investor or its agent in the Investor's name. Risk category 2 includes uninsured or unregistered investments for which the securities are held by the broker's or dealer's trust department or agent in the Investor's name. Risk category 3 includes uninsured or unregistered investments for which the securities are held by the broker or dealer, or by its trust department or agent but not in the Investor's name. All investments held at December 31, 1998 are in risk category 1.

Governmental accounting standards also require, among other things, disclosure of the extent of involuntary participation (those investors that are required by legal provisions) in the Fund. Participants who borrow through the Virginia Public School Authority's pooled bond program are required to invest their bond proceeds in the Fund.

Note 5: Capital Share Information
Net assets consist entirely of paid-in-capital applicable to $1,021,627,093 no par value shares of beneficial interest outstanding. An unlimited number of shares have been authorized for issuance.

Note 6: Year 2000 (unaudited)
The Fund receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential year 2000 problem and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

SNAP(sm) Advisory Board

Alfred C. Anderson
Josephine Blankenship
Ellen V. Booker
Barbara O. Carraway
Richard A. Cordle
John J. Cusimano
Susan F. Dewey
Terry W. Forehand
Daniel J. Ludeman
Christoper E. Martino
W. Forrest Matthews, Jr.
Marie G. Neal
Gyles R. Norwood
Francis X. O'Leary
Fred W. Parker
John H. Tuohy
Ronald H. Williams
H. Roger Zurn, Jr.


Commonwealth of Virginia
Treasury Board

Susan F. Dewey, Chairman
Diana F. Cantor
John H. Clements
Spencer H. Elmore
William E. Landsidle
Danny M. Payne
Dr. Charles D. Whyte




                         [MENTOR INVESTMENT GROUP LOGO]

                                 OUR COMMITMENT
                 To form a partnership that benefits the state,
                program participants, and taxpayers of Virginia.

          951 East Byrd Street, P.O. Box 1357, Richmond, VA 23218-1357
              (804) 782-3770 (800) 570-SNAP(sm) FAX (804) 782-6604

This publication must be preceded or accompanied by a Mentor Institutional Trust prospectus which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before investing or sending money. The SNAP(sm) fund is neither insured nor guaranteed by the U. S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

1999 Mentor Distributors, LLC  3/99                                       MK 985